Exhibit j(i) under N-1A
                                                Exhibit 23 under Item 601/Reg SK






                 Consent of Ernst & Young LLP, Independent Auditors


We consent to the references to our firm under the caption "Financial Highlights" in the Prospectuses and "Independent Auditors" in the Statement of Additional Information and to the use of our report, dated June 17, 2002, in Post-Effective Amendment Number 35 to the Registration Statement (Form N-1A, No. 33-3164) of Federated Income Securities Trust.




                                                /s/ ERNST & YOUNG LLP


Boston, Massachusetts
June 26, 2002